Microsoft Word 10.0.2627;UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]       Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-12

                          Altair Nanotechnologies Inc.
                -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


  -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


     Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________


     (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     (5) Total fee paid:

         _______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             ___________________________________________________________________

         (2) Form, Schedule or Registration Statement No.:

             ___________________________________________________________________

         (3) Filing Party:

             ___________________________________________________________________

         (4) Date Filed:

             ___________________________________________________________________

                          ALTAIR NANOTECHNOLOGIES INC.
                                 204 Edison Way
                               Reno, Nevada 89502
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, and the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2004 are first being mailed to the shareholders of the Corporation on or about April 22, 2005. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers of the Corporation without additional compensation therefor. If one or more shareholders files a proxy statement or solicits proxies in opposition to the recommendations of the Board of Directors, the Corporation may engage outside solicitors to assist with its solicitation of proxies. Details regarding any such engagement will be set forth in a supplement to this Information Statement.

         The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers and/or directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the Corporation's principal office located at 204 Edison Way, Reno, Nevada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies
-----------------

         UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S [________] NOMINEES FOR DIRECTOR, (II) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, (III) TO APPROVE THE ALTAIR NANOTECHNOLOGIES INC 2005 STOCK INCENTIVE PLAN, AND (IV) TO RATIFY THE AMENDMENT TO THE BYLAWS INCREASING THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS. IF SO INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE WITHHELD FROM VOTING WITH RESPECT TO, OR VOTED AGAINST, ANY OR ALL OF THE FOUR MATTERS IDENTIFIED IN THE PRECEDING SENTENCE. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of March 17, 2005, the Corporation had issued and outstanding 58,785,289 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on April 18, 2005 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote those shares at the Meeting in lieu of the transferor.

         One-third of the outstanding Common Shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         Under the Canada Business Corporations Act (the "CBCA"), once a quorum is established, in connection with the election of directors, the [____] nominees receiving the highest number of votes will be elected. In order to approve each of the proposals in respect of the ratification of the appointment of independent auditors, the approval of the stock incentive plan and the approval of the bylaw amendment, the votes cast in favour of such proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information
-------------------------

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

                 ======================================================================================
                                            For the Year Ended December 31,
                 ======================================================================================
                                         2004          2003          2002          2001           2000
                 --------------- ------------- ------------- ------------- ------------- --------------
                 ======================================================================================
                         (Each U.S. Dollar Purchases the Following Number of Canadian dollars)
                 ======================================================================================
                 High                  1.3970        1.5750        1.6128        1.6023         1.5600
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Low                   1.1775        1.2923        1.5108        1.4933         1.4350
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Average               1.2984        1.3916        1.5702        1.5519         1.4871
                 --------------- ------------- ------------- ------------- ------------- --------------
                 Year End              1.2034        1.2923        1.5800        1.5925         1.4995
                 --------------- ------------- ------------- ------------- ------------- --------------

                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Articles of Continuance of the Corporation (the "Articles") provide that the board of directors of the Corporation (the "Board") may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. Pursuant to the Articles, the Board has been empowered to set the size of the Board, subject to any limitations set forth in the Articles of the CBCA. The Articles provide that the Board may, between meetings of shareholders, appoint one or more additional directors, but only if, after such appointment, the total number of directors would not be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders.

[identity of nominees to be inserted when determined by nominating committee]

         Set forth below is a description of each of the directors, nominees and executive officers of the Corporation, including their principal occupations for the past five years:

         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHAERS ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

Directors

         Alan J. Gotcher, 55, was appointed as Chief Executive Officer and a director of the Corporation in August 2004 and was also appointed as President of the Corporation in March 2005. Prior to joining Altair, Dr. Gotcher was Chairman and CEO of InDelible Technologies, Inc., a development stage company that provides secure logistics through covert bar code marking systems and invisible bar code reading technologies from January 2000 to August 2004. From 2000 through 2003, Dr. Gotcher was co-managing partner of IdeaSpring, LLC, a private investment company, and from 2000 through August 2004, Dr. Gotcher was President and CEO of A Gotcher & Co., Inc., a consulting firm. Prior to founding InDelible, Dr. Gotcher spent fourteen years with Avery Dennison, where he served as Senior Vice president, Manufacturing & Technology, and Chief Technology Officer. During his tenure, Dr. Gotcher led Avery's teams that created and commercialized the Duracell On-Cell tester battery label and pressure sensitive battery labels and the United States Postal Service's self-stick stamp products. Prior to joining Avery Dennison, Dr. Gotcher was Laboratory Director, U.S. Corporate Research and Development, with Raychem Corporation where he lead the business development teams that created, developed and commercialized the conductive polymer- based PolySwitch(R) over-current protection device business.

         Jon N. Bengtson, 61, has been a director of the Corporation since July 2003 and was appointed Chairman of the Board in June 2004. He currently serves as the Chairman of the Board of The Sands Regent Hotel Casino and is chairman of the board of Radica Games Limited. Mr. Bengtson began his career with Harrah's, where he served for nine years in various management positions, including vice president of management information systems. He joined International Game Technology in 1980 as vice president, chief financial officer and director and was subsequently promoted to vice president of marketing in 1982. Mr. Bengtson joined The Sands Regent Hotel Casino in June 1984 and served in various positions, including vice president of finance and administration, chief financial officer, treasurer and director, senior vice president and director and executive vice president and chief operating officer and director until December 1993. In January 1994 he joined Radica Games Limited as vice president, chief financial officer and was appointed president and chief executive officer of Radica USA in December 1994 and was appointed chairman of the board in January 1996. Mr. Bengtson was a founder and chief financial officer of ShareGate, Inc., a venture funded telecommunications equipment company from March 1996 until October 2001. Mr. Bengtson is also the founder and chief financial officer for Pinyon Technology, a start-up technology corporation developing wireless antenna networking technology. He holds a bachelors degree in Business Administration and a Master of Business Administration degree from the University of Nevada, Reno.

         James I. Golla, 72, has been a director of the Corporation since February 1994. He also currently serves as a director of Assure Energy, Inc., Radiant Energy Corp. and Galantas Gold Corp. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 56, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was Senior Vice President of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. At that time, he became Chief Executive Officer of PlanPlus Inc., Canada's oldest firm specializing in the development and distribution of wealth management software to the financial services industry. Mr. Hartman also continues as President of Hartman & Corporation, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Since April 2004, Mr. Hartman has worked as a consultant with The Covenant Group, a management consulting firm. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         David S. King, 55, has been a director of the Corporation since February 2004. In October 2000, he founded and has since been the managing partner of Advanced Technology Group LLC, which works with research and development enterprises to accelerate their commercialization of innovative technologies. Dr. King was employed by the National Institute of Standards and Technology from 1976 through 2000. He began his career as a research chemist in the Physics Laboratory where he developed a research program aimed at a basic understanding of energy flow and chemical reactivity in high energy density materials, in bimolecular collisions and small molecular clusters and at metal interfaces. From 1994 to 1999 Dr. King was a Program Manager in the Advanced Technology Program, where he recommended and implemented long-range technology investment strategies; served as technical or business evaluator for over 1,000 research and development proposals, formally evaluated corporate technology development and commercialization strategies; and served as program manager for approximately 25 innovative, industry-led research and development projects in areas of chemistry, physics and biotechnology. From 1999 to 2000, he was Science Advisor, Physics Laboratory, and then Science Advisor in the Office of the Under Secretary of Commerce for Technology. He then founded the Advanced Technology Group LLC in October 2000, for which he continues to work. Dr. King holds a Bachelor of Arts degree in Chemistry, a Doctor of Philosophy degree in Chemical Physics and an Executive Masters of Science and Engineering in the Management of Technology, all from the University of Pennsylvania.

         Christopher E. Jones, 58, was appointed a director of the Corporation effective May 1, 2004. Since 1998, Mr. Jones has been the Vice President of Manufacturing and Engineering at Behr Process Corporation, where he is responsible for the construction and operations of all coating plant operations for the larger DIY architectural coatings corporation in North America. Prior to joining Behr Process, Mr. Jones was the President of Kronos Louisiana and the Vice President of Manufacturing of Kronos International. Kronos was the fourth largest producer of titanium dioxide in the world. Mr. Jones earned a Bachelors of Arts degree in Chemistry from Oakland University and a Ph.D in
Organo-Metallic Chemistry from Michigan State University and completed postdoctoral work at University of Leeds, England and University of Alberta in Edmonton, Canada.

         Michel Bazinet M.D., 49, was appointed a director of the Corporation effective July 9, 2004. Since January 2003, Dr. Bazinet has been Chairman & CEO of privately held Replicor, Inc., which develops new antiviral and anticancer therapies. Prior to his involvement with Replicor, from 1996 to 2000, Dr. Bazinet was the founder and medical director of Mediconsult, a healthcare knowledge company. Mediconsult completed its initial public offering in 1999 and was ultimately acquired by The Cybear Group in 2000. Dr. Bazinet, a board-certified urologist, received his MD from Sherbrooke University. He completed his residency at McGill University, Montreal, and has been a research fellow at Memorial Sloan-Kettering Cancer Center, New York. Dr. Bazinet, a former assistant professor of both urology and oncology at McGill University, is also an accomplished speaker, medical industry author and consultant.

         Rudi E. Moerck, 58, served as Vice President of Business Development of the Corporation from January 2002 until April 2002, served as President of the Corporation from April 2002 until March 2005 and has been a director since December 2003. Since March 2005, Mr. Moerck has been working as a consultant for Spectrum Pharmaceuticals, Irvine, CA. Prior to joining the Corporation, in April 1997, Dr. Moerck founded www.Smrtdoc.com, a consulting services provider to the pharmaceutical, virtual pharmaceutical and fine chemical industries. Dr. Moerck also held key senior management positions, including Senior Vice President and General Manager as well as Senior Vice President of Sales and Marketing with Catalytica Pharmaceuticals between June 1998 and January 2002. Prior to joining Catalytica Pharmaceuticals, Dr. Moerck held the position of President of Salsbury Chemicals, a subsidiary of Cambrex Corporation, from 1996-1997 and held the position of President of the Pharmaceuticals and Fine Chemicals Group of Cambrex from 1997-1998. Degussa Corporation and Degussa AG employed Dr. Moerck for 13 years during which he held various positions of increasing responsibility, which included the successful green field launch of Degussa's hydrogen peroxide business in North America. Dr. Moerck obtained a bachelors degree in Biology/Chemistry from Florida Southern College, Lakeland, Florida in 1969 and a Ph.D. in Organic Chemistry from University of Florida in 1975, and completed Postdoctoral Fellowships at Ohio State University between 1975 and 1979.

Executive Officers
------------------

         The executive  officers of the Corporation are Alan J. Gotcher,  Edward
H. Dickinson, Douglas K. Ellsworth and Roy Graham. Certain information regarding Dr. Gotcher is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Dickinson, Ellsworth and Graham follows.

         Edward H. Dickinson, 58, was appointed Chief Financial Officer of the Corporation in March 2000, and was appointed Secretary in June 2001. Mr. Dickinson had previously served as Director of Finance of the Corporation since August 1996. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994, and from 1987 through 1992, he was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a masters degree in Accounting from California State University, Northridge in 1978.

         Douglas K. Ellsworth, 51, was appointed President, Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in June 2003 and Senior Vice President of the Corporation in March 2004. Mr. Ellsworth previously held various other positions with Altair Nanomaterials, Inc. Prior to joining the Corporation, Mr. Elsworth was the Manager, Technical Support for BHP Minerals' Center for Minerals Technology in Reno, Nevada from 1984 through 1999. Mr. Ellsworth began work at BHP in 1984 as the chief chemist. Mr. Ellsworth worked as a chemist and manager at Skyline Labs in Colorado and Alaska in 1975-1979 and as a chemist for Utah International, Inc.'s Minerals Laboratory in Sunnyvale California from 1979-1984. Mr. Ellsworth received his B.S. degree in chemistry and geology from the State University of New York College, Oneonta.

         Roy Graham, 54, was appointed Senior Vice President of the Corporation in January 2005. Mr. Graham was the President and CEO of modeMD, Inc., a developer of wireless application software and systems for the healthcare industry, from May 2002 through December 2004. From January 2000 until April 2002, Mr. Graham served as managing partner of Incline Consulting, L.L.C., a business consulting firm. He has also held senior vice president and director-level sales and marketing roles with Wyse Technology, Tandem Computers, and Digital Equipment Corporation. Mr. Graham received a Bachelor of Science degree with honors from Sussex University in the United Kingdom.

Key Employees
-------------

         Bruce J. Sabacky, 54, was appointed Vice President of Research and Engineering for Altair Nanomaterials, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in October 2003. Dr. Sabacky joined Altair Nanomaterials, Inc. in January 2001 as Director of Research and Engineering. Prior to that, he was the Manager of Process Development at BHP's Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology. Dr. Sabacky was the Technical Superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a Principal Process Engineer with BHP from 1991 to 1993. Prior to that, he held senior engineering positions in the minerals and metallurgical industries. Dr. Sabacky obtained Bachelors and Masters degrees in Metallurgical Engineering from the South Dakota School of Mines and Technology and a Ph.D in Materials Science & Mineral Engineering with minors in Chemical Engineering and Mechanical Engineering from the University of California, Berkeley.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of March 18, 2005 by the Corporation's Chief Executive Officer, the Corporation's former Chief Executive Officer, by the three additional persons serving as executive officers as of December 31, 2004 whose total compensation for 2004 exceeded $100,000, and the most highly compensated non-executive employee (collectively, the "named executive officers"), by each of the directors of the Corporation, by persons known to the Corporation to beneficially own more than 5% of the outstanding Common Shares, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

------------------ ----------------------------------------- ------------------------ ----------------
 Title of Class      Name and Address of Beneficial Owner     Amount and Nature of     Percentage of
                                                              Beneficial Ownership
                                                                       (1)               Class (2)
------------------ ----------------------------------------- ------------------------ ----------------
Common             Alan J. Gotcher (Chief Executive                282,240(3)                *
                   Officer and Director)
                   930 Tahoe Blvd., #802-216
                   Incline Village, Nevada 89451
------------------ ----------------------------------------- ------------------------ ----------------

Common             Rudi E. Moerck (Former President and                500                   *
                   Director)
                   900 So. Meadows Pkwy., #3611
                   Reno, Nevada 89521
------------------ ----------------------------------------- ------------------------ ----------------
Common             Douglas K. Ellsworth (Senior Vice               112,533(4)                *
                   President)
                   4310 Wild Eagle Terrace
                   Reno, Nevada 89511
------------------ ----------------------------------------- ------------------------ ----------------
Common             Edward H. Dickinson (Chief Financial            397,700(5)                *
                   Officer and Secretary)
                   659 Caughlin Glen
                   Reno, Nevada 89509
------------------ ----------------------------------------- ------------------------ ----------------

------------------ ----------------------------------------- ------------------------ ----------------
 Title of Class      Name and Address of Beneficial Owner     Amount and Nature of     Percentage of
                                                              Beneficial Ownership
                                                                       (1)               Class (2)
------------------ ----------------------------------------- ------------------------ ----------------
Common             Bruce J. Sabacky (Employee)                      5,000(13)                *
                   8555 Council Lane
                   Reno, Nevada 89511
------------------ ----------------------------------------- ------------------------ ----------------
Common             Jon N. Bengtson (Director)                       50,000(6)                *
                   2370 Solari Drive
                   Reno, Nevada 89509
------------------ ----------------------------------------- ------------------------ ----------------
Common             James I. Golla (Director)                        80,000(7)                *
                   829 Terlin Boulevard
                   Mississauga, Ontario L5H 1T1
------------------ ----------------------------------------- ------------------------ ----------------
Common             George Hartman (Director)                        35,800(8)                *
                   136 Colborne
                   Fenelon Falls, ON K0M 1N0
------------------ ----------------------------------------- ------------------------ ----------------
Common             David S. King (Director)                         60,000(9)                *
                   123 Tenth St. SE
                   Washington, D.C. 20003
------------------ ----------------------------------------- ------------------------ ----------------
Common             Christopher Jones (Director)                    50,000(10)                *
                   1140 Cuchara Drive
                   Del Mar, California 92014
------------------ ----------------------------------------- ------------------------ ----------------
Common             Michel Bazinet (Director)                            0                    *
                   343 Brookfield Avenue
                   Mount-Royal, Quebec H3P 2A7
------------------ ----------------------------------------- ------------------------ ----------------
Common             William   P.   Long   (Chief   Executive          722,700               1.2%
                   Officer and director until May 1, 2004)
                   57 Sunset Rim
                   Cody, Wyoming  82414
------------------ ----------------------------------------- ------------------------ ----------------
Common             Louis Schnur (5% Shareholder)                  5,249,851(11)            8.9%
                   6941 South Western Avenue
                   Chicago, ILL  60636
------------------ ----------------------------------------- ------------------------ ----------------
Common             All Directors and Officers as a Group          1,073,77312)             1.8%
                   (11 persons)
------------------ ----------------------------------------- ------------------------ ----------------

* Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise of options and warrants that are exercisable within 60 days of March 18,, 2005. Does not include any Common Shares subject to options that are not exercisable within 60 days of March 18, 2005 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the Common Shares, outside of the control of the optionee.
(2) Based on 58,785,289 Common Shares outstanding as of March 18, 2005. Common Shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable within 60 days of March 18, 2005, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible securities, but not for purposes of calculating any other person's percentage ownership.

(3) Includes 250,000 Common Shares subject to options granted to Mr. Gotcher pursuant to the 1998 Plan. Includes 2,140 Common Shares owned by his wife and 500 Common Shares owned by his adult stepson, with respect to which Mr. Gotcher disclaims beneficial ownership.
(4) Includes 107,200 Common Shares subject to options granted to Mr. Ellsworth pursuant to the 1998 Plan.
(5) Includes 150,000 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1996 Plan and 241,200 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1998 Plan.
(6) Includes 50,000 Common Shares subject to options granted to Mr. Bengtson pursuant to the 1998 Plan.
(7) Includes 10,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1996 Plan and 50,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1998 Plan.
(8) Includes 35,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan.
(9) Includes 50,000 Common Shares subject to options granted to Mr. King pursuant to the 1996 Plan.
(10) Includes 50,000 Common Shares subject to options granted to Mr. Jones pursuant to the 1996 Plan.
(11) Based solely on Schedule 13D dated April 7, 2004 filed by Mr. Schnur. Such Schedule 13D indicates that 3,116,022 of such shares are subject to presently exercisable warrants to purchase Common Shares. All such warrants have been exercised. The Corporation believes that Mr. Schnur has sold a substantial portion of his holdings of Common Shares and has asked Mr. Schnur to update his Schedule 13D.
(12) Includes 260,000 Common Shares subject to options granted to officers and directors pursuant to the 1996 Plan and 738,400 Common Shares subject to options granted to officers and directors pursuant to the 1998 Plan.
(13) Includes 5,000 Common Shares subject to options granted to Mr. Sabacky pursuant to the 1998 Plan.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 in respect of the named executive officers.

======================================================================================================================
                                                           Summary Compensation Table

------------------- -------- ------------------------------------- ---------------------------------- ----------------
Name and Title      Fiscal           Annual Compensation                Long Term Compensation
                    Year
                    Ended
                    Dec.
                      31,
------------------- -------- ------------------------------------- ---------------------------------- ----------------
-                                                                  Restricted  Securities
                                                                   Shares or   Securities
                                                                   Restricted     Under
                                                   Other Annual    Share         Options    LTIP         All Other
                              Salary   Bonus       Compensation      Units       Granted    Payouts    Compensation
                             (U.S.$)   (U.S. $)       (U.S.$)         (#)          (#)      (U.S.$)      (U.S. $)
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Alan J. Gotcher,     2004     100,481     Nil           Nil           Nil        350,000      Nil           Nil
Chief Executive     -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Officer and          2003      Nil        Nil           Nil           Nil          Nil        Nil           Nil
Director            -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      Nil        Nil           Nil           Nil          Nil        Nil           Nil
======================================================================================================================
Rudi E Moerck,       2004     146,538     Nil           Nil           Nil          Nil        Nil           Nil
Former President    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
and Director         2003     110,000   50,000          Nil           Nil        50,000       Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      84,500     Nil           Nil           Nil        300,000      Nil           Nil
======================================================================================================================
Douglas K.           2004     122,343   18,750          Nil           Nil          Nil        Nil           Nil
Ellsworth, Sr.      -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Vice President       2003     105,774   40,000          Nil           Nil        110,000      Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      92,653     Nil           Nil           Nil        10,000       Nil           Nil
======================================================================================================================
Edward H.            2004     112,500   17,250          Nil           Nil          Nil        Nil           Nil
Dickinson, Chief    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Financial Officer    2003      85,000   25,000          Nil           Nil        110,000      Nil           Nil
------------------- -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002      85,000     Nil           Nil           Nil          Nil        Nil           Nil
======================================================================================================================
Bruce J. Sabacky,    2004    113,481    12,938          Nil           Nil          Nil        Nil           Nil
Vice President of   -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Altair               2003      99,463   13,215          Nil           Nil        110000       Nil           Nil
Nanomaterials,      -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Inc.                 2002      98,502     Nil           Nil           Nil         10000       Nil           Nil
======================================================================================================================
William P. Long      2004     167,369   50,880          Nil           Nil          Nil        Nil        29,000 (2)
(Chief Executive    -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
Officer Until May    2003     109,440   60,000          Nil           Nil        110,000      Nil           Nil
1, 2004)            -------- --------- ---------- ---------------- ----------- ------------ --------- ----------------
                     2002     100,320    9,120          Nil           Nil        100,000      Nil       117,694 (3)
 ======================================================================================================================

(1)      Represents  bonus earned during  indicated  fiscal year.
(2)      Represents value of company automobile given to employee.
(3) This amount includes $116,000 representing the value, as of the issue date, of 200,000 Common Shares issued to Dr. Long in December 2002 in connection with the termination of certain terms of his employment agreement. It also includes $1,694 representing the value of personal use of a company-owned automobile.

(b)      Option Grants in 2004

         The following table provides details with respect to stock options, if any, granted to the named executive officers during the year ended December 31, 2004:

-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ------------------------
                                                                      Market Value
                                              % of Total                   of                       Potential Realizable
                                               Options                 Securities                  Value at Assumed Rates
                                              Granted to   Exercise    Underlying                      of Share Price
                      Securities              Employees    Price       Options on                     Appreciation for
                        Under                     in       per         the Date of                       Option Term
                       options    Grant       Financial    Share          Grant       Expiration            (US$)
       Name            Granted      Date         Year        (US$)        (US$)          Date              5% 10%
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ------------------------
Alan J. Gotcher        50,000     05/18/04       3.0%        2.09         2.08         8/31/05      28,233       62,993
(Chief Executive
Officer and
Director)(1)
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ---------- -------------
Alan J. Gotcher        300,000    08/16/04      18.0%        1.02         1.02         8/16/14      84,542      186,816
(Chief Executive
Officer and
Director)
-------------------- ------------ ---------- ------------- ---------- -------------- ------------- ---------- -------------

(1) Mr. Gotcher was serving as an independent consultant, and not as an officer or director, when the option was granted.

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by the named executive officers as at December 31, 2004 and options exercised by them during the year ended December 31, 2004:

------------------------------ ----------- ------------ ----------------------------- ------------------------------
                               Securities
                               Acquired     Aggregate       Number of Securities          Value of Unexercised
                                   on         Value        Underlying Unexercised        In-the-Money Options at
                                Exercise    Realized    Options at December 31, 2004        December 31, 2004
                               ----------- ------------ ----------------------------- ------------------------------
                                                        Exercisable   Unexercisable   Exercisable   Unexercisable
            Name                  (#)          ($)          (#)            (#)            ($)             ($)
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Alan J. Gotcher, Chief            Nil          Nil        150,000        200,000        200,000         338,000
Executive Officer and
Director
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Rudi E. Moerck, Former            Nil          Nil        300,000         50,000        478,000         85,500
President and Director
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Douglas K. Ellsworth, Sr.         Nil          Nil        125,000          Nil          202,550           N/A
Vice President
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Edward H. Dickinson, Chief        Nil          Nil        384,700          Nil          253,850           N/A
Financial Officer
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------
Bruce J. Sabacky, Vice           25,000      62,500        30,000          Nil           48,700           N/A
President of Altair
Nanomaterials, Inc.
------------------------------ ----------- ------------ ------------- --------------- ------------- ----------------

 (d)     Compensation of Directors

         The Corporation pays all directors who are not employees of the Corporation a fee of $3,000 per quarter. In addition, directors who are not employees and provide service in the following positions receive the following additional fees:

         Position                                    Additional Compensation
         ------------------                          -----------------------
         Chairman of the Board                       $3,000 per quarter
         Executive Committee Member                  $2,000 per quarter
         Audit or Compensation Committee Chair       $1,000 per quarter
         Audit or Compensation Committee Member      $1,000 per quarter
         Other Committee Chair or Member             Determined upon formation
                                                     of committee

         In addition, directors are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No amounts were paid Dr. Gotcher and Dr. Moerck in 2004 in their capacities as directors.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. During 2004, the Corporation granted options to purchase 75,000 Common Shares to Mr. King and options to purchase 75,000 Common Shares to Mr. Jones under the 1996 Plan. During 2004, the Corporation granted options to purchase 75,000 Common Shares to Mr. Hartman, options to purchase 75,000 Common Shares to Mr. Golla and options to purchase 75,000 Common Shares to Mr. Bazinet under the 1998 Plan.

(e)      Employment Contracts

         The Corporation has entered into employment agreements with Alan J. Gotcher, Douglas K. Ellsworth, Edward H. Dickinson and Bruce J. Sabacky.

         Dr. Gotcher's employment agreement commenced on August 16, 2004 with an initial term of two years with an option for the Corporation to extend for one additional year. His annual salary is $275,000 per year, and he is eligible to receive an annual bonus equal to up to one-half of his base salary upon achievement of performance measures mutually agreed to by Dr. Gotcher and the Board. In connection with his employment agreement, Dr. Gotcher was granted 300,000 options to purchase the Common Shares as reflected above in "Option Grants in 2004". If Dr. Gotcher's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete for 12 months following termination of employment.

         Mr. Ellsworth's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $125,000. If Mr. Ellsworth's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

         Mr. Dickinson's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $115,000. If Mr. Dickinson's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

         Dr. Sabacky's employment agreement commenced on November 10, 2004 with a term of 18 months. His annual salary is $110,000. If Dr. Sabacky's employment is terminated by the Corporation without cause, he is entitled to receive his regular salary for a period of nine months from the date of termination. His employment agreement also contains a covenant not to compete clause for 12 months following termination of employment.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation established a Compensation Committee on November 10, 2003 to administer its executive compensation program. In April 2004, the Board replaced the Compensation Committee with a Compensation, Corporate Governance and Nominations Committee (the "Compensation and Nominating Committee") of the Board. The Compensation and Nominating Committee consists of George Hartman (Chair), James Golla and David King, each of whom is independent under Nasdaq's listing standards applicable to such committee. If elected by the shareholders, Messrs. Hartman, Golla and King are expected to be members of the Committee during 2005.

         In addition to evaluating and approving employment contracts for key employees throughout the year, the Board, the Compensation Committee (prior to April 2004) and the Compensation and Nominating Committee formally considered compensation issues 12 times during the 2004 fiscal year in connection with the authorization of grants of options to purchase Common Shares.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

[to be added in definitive proxy]

         The foregoing is submitted by the Compensation and Nominating
Committee:

         George Hartman, Chair
         James Golla
         David King

 (h)     Performance Graph

         The following chart compares the total cumulative shareholder return over the five-year period ended December 31, 2004 for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Specialty Chemicals Index (the "S&P Specialty Chemicals Index"). All data assumes reinvestment of dividends and other distributions.

[LINE-GRAPH REPRESENTATION "CUMULATIVE VALUE OF $100 INVESTMENT" - 12/31/99 THROUGH 12/312/04 - OMITTED]

                                          12/31/99     12/31/00     12/31/01      12/31/02     12/31/03     12/31/04
                                         --------     --------     --------      --------     --------     --------
Altair Nanotechnologies Inc.                  100           38           35            13           66           68
Nasdaq Index                                  100           60           48            33           49           54
S&P Specialty Chemicals Index                 100           87           81            47           55           63

 Audit Committee and Audit Committee Report
 ------------------------------------------

Audit Committee(1)

         The Audit Committee operates pursuant to a written charter adopted by the Board. In April 2004, the Board amended and restated the charter of the Audit Committee ("Committee"), a copy of which may be found on the Altair
Nanotechnologies Inc. website, http://www.altairnano.com under the heading "Investor Relations." A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc. 204 Edison Way, Reno, Nevada 89502.

         The Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the NASDAQ listing standards. The Committee was comprised of Jon Bengtson, George Hartman and James Golla during the period January 2004 through April 2004 and was comprised of Jon Bengtson, George Hartman and Christopher Jones during the period May 2004 through December 2004. If elected by the shareholders, Jon Bengtson, George Hartman and Christopher Jones are expected to be members of the Committee during 2005. The Committee met four times via conference call during the fiscal year ended December 31, 2004.

         The Board has determined in its business judgment that each member of the Committee satisfies the requirements with respect to financial literacy set forth in NASD Rule 4350(d)(2)(A)(iv); and the Board has determined than Jon Bengtson, the Chair of the Committee, is an "audit committee financial expert" as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, is independent under Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and is, as a result of his past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

         The Committee's responsibility is to assist the Board in its oversight of the (a) quality and integrity of the Corporation's financial reports, (b) the independence and qualifications of the Corporation's independent auditor and (c) the compliance by the Corporation with legal and regulatory requirements. Management of the Corporation has the responsibility for the Corporation's financial statements as well as the Corporation's financial reporting process, principles and internal controls. The Corporation's independent auditors are responsible for performing an audit of the Corporation's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

Audit Committee Report

         This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Corporation under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

         In this context, the Committee has reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2004 with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement on auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Corporation.

         The Committee has also  considered  whether the  independent  auditor's
provision  of  non-audit   services  to  the   Corporation  is  compatible  with
maintaining the auditors' independence.

         The members of the Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements fairly present the Corporation's financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which the Committee receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Corporation.

         Based on the reports and discussions described above, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on form 10-K for the year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE

Jon Bengtson
George Hartman
Christopher Jones

_________, 2005

         -----------------------------

 Meetings of Directors and Attendance at Shareholders Meetings
 -------------------------------------------------------------

         During the fiscal year ended December 31, 2004, the Board held two meetings in person and five via conference call. All directors attended the in-person meeting and all directors participated in all conference calls with the exception of Mr. Hartman, who was absent one conference call. In addition, the Board considered and acted on various matters throughout the year by executing eight consent resolutions.

         The Corporation does not have a policy with respect to the attendance of shareholder meetings by directors. All members of the Board attended the June 2004 shareholders meeting.

Nominating Committee
--------------------

         The purpose of the Compensation and Nominating Committee is (i) to discharge the Board's responsibilities relating to compensation of the Corporation's executives and, if needed, to produce an annual report on executive compensation for inclusion in the Corporation's proxy statement, in accordance with the rules and regulations of the SEC and (ii) to recommend to the Board the slate of director nominees for election to the Corporation's Board of Directors, individuals to fill vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board and (iii) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

         In identifying nominees for directors, the Compensation and Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Corporation, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board. The Compensation and Nominating Committee considers candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders and may, but is not be required to, consider candidates proposed by management.

         The Compensation and Nominating Committee met 13 times during 2004 in person or by telephone. The members of the Compensation and Nominating Committee are George Hartman (Chair), James Golla and David King, each of whom are independent under Nasdaq's listing standards. The charter governing operations of the Compensation and Nominating Committee was adopted in April 2004 and is available at our website at www.altairnano.com under "Investor Relations."

Shareholder Suggestions for Nominees and Communications with the Board of Directors

         The Board will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of Common Shares owned of the shareholder making the recommendation and should be sent to the Secretary of the Corporation at the address first set forth above. Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

         Shareholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Corporation at the address of the Corporation first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate. All communications received by mail are forwarded to the directors to which they are addressed unless the communications contain information substantially similar to that forwarded by the same shareholder, or an associated shareholder, within the past 90 days.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2004, were filed with the SEC on a timely basis except as follows: (a) a Form 3 for Christopher Jones, a Director, was due on May 11, 2004 but was filed on May 12, 2004; (b) a Form 3 for Douglas Tullio, a Vice President, was due on January 19, 2004, but was filed on January 20, 2004; (c) a Form 3 for David King, a Director, was due on February 26, 2004 but was filed on March 29, 2004;
(d) a Form 4 for James Golla, a Director, was due on July 11, 2004 but was filed on July 16, 2004; (e) a Form 4 for George Hartman, a Director, was due on July 11, 2004 but was filed on July 16, 2004; (f) a Form 4 for Alan Gotcher, Chief Executive Officer, was due on August 18, 2004 but was filed on August 19, 2004;
(g) a Form 4 for Edward Dickinson, Chief Financial Officer, was due on September 9, 2004 but was filed on September 14, 2004; and (h) a Form 4 for Edward Dickinson, Chief Financial Officer, was due on September 5, 2004 but was filed on September 14, 2004.

Code of Ethics and Code of Conduct
----------------------------------

         The Corporation has adopted the Code of Ethics for Senior Executive, Financial Officers and Members of the Management Executive Committee (the "Code of Ethics"), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Securities Exchange Act of 1934. We have posted the Code of Ethics on our website at www.altairnano.com under "Investor Relations."

         The Corporation has adopted the Altair Nanotechnologies Inc. Code of Conduct (the "Code of Conduct"), which constitutes a code of conduct applicable to all officers, directors and employees that complies with Nasdaq Rule 4350(n). We have posted the Code of Conduct on our website at www.altairnano.com under "Investor Relations."

Certain Relationships and Related Transactions
----------------------------------------------

         On December 31, 2003, we entered into a consulting agreement with Advanced Technology Group LLC ("ATG"), whose managing partner is David King, a director of the Corporation. The agreement stipulates that ATG will furnish consulting services in reviewing potential federal grant opportunities and providing proposal development assistance on selected programs for a period of one year. Under the terms of the agreement, ATG is paid on a contingency basis at a rate of 6%of the first $1,000,000 in grant monies secured from applications prepared in any calendar year plus 3.5% of any cumulative amounts over $1,000,000. ATG also agreed to provide consulting services at a rate of $200 per hour upon request of the Corporation. In October 2004, we paid ATG $6,000 in fees in connection with securing a $100,000 grant from the National Science Foundation for development of nano-structured electrodes for use in lithium ion ultra-capacitors. Also, in October 2004, we paid ATG $4,500 in fees for consulting work in connection with product marketing.

         On or about June 5, 2004, the Corporation entered into a settlement agreement with Toyota on Western, Inc. and its owner, Louis Schnur, who were significant shareholders of the Corporation. Pursuant to the settlement agreement, we agreed to transfer to Mr. Schnur 100,000 Common Shares, amend certain early termination provisions of a warrant, to register the re-sale of certain Common Shares and release Mr. Schnur from all claims. In exchange, Mr. Schnur and Toyota and Western agreed to release the Corporation from all claims and to cease certain solicitation and communication activities for a period of one year.

         Effective May 1, 2004, the Corporation entered into a separation agreement with William P. Long, wherein Dr. Long resigned as Chief Executive Officer of the Corporation and resigned all his other positions with the Corporation and its subsidiaries except for his position as President of Mineral Recovery Systems, Inc., a subsidiary of the Corporation. Dr. Long's employment in that capacity continued until December 31, 2004 at an annualized rate of $175,000, his salary in effect prior to entering the separation agreement. Dr. Long was also granted an extension, until 2007, of the expiration date of 200,000 options that would have otherwise expired in 2004 and 2005. In addition to an agreement to provide consulting services to the Corporation, the separation agreement included a 12-month noncompetition, nonsolicitation and nondisparagement covenant as well as a release of claims.

         On March 10, 2005, the Corporation granted 26,500 options to purchase Common Shares to Edward Dickinson, 27,200 options to purchase Common Shares to Douglas Ellsworth and 25,000 options to purchase Common Shares to Bruce Sabacky.

         The Corporation has entered into employment agreements with Alan J. Gotcher, Douglas K. Ellsworth, Edward H. Dickinson and Bruce J. Sabacky, each of which are described under "Employment Contracts" above.

Vote Required

         In connection with the election of directors, the [________] nominees receiving the highest number of votes will be elected.

         PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the appointment by the Board of Deloitte & Touche LLP as the independent public accountants for the Corporation for the fiscal year ending December 31, 2005, and authorization of the Board to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

Audit Fees. During the fiscal years ended December 31, 2003 and 2004, the aggregate fees billed by Deloitte & Touche for the audit of the Corporation's financial statements for such fiscal years, for the reviews of the Corporation's interim financial statements and for the review of SEC registration statements were $93,533 and $103,047, respectively.

Audit-Related Fees. During the fiscal years ended December 31, 2003 and 2004, Deloitte & Touche did not bill the Corporation for assurance and related services related to the performance of the audit or review beyond the fees disclosed under "Audit Fees" above.

Tax Fees. During the fiscal years ended December 31, 2003 and 2004, the Corporation did not pay to Deloitte & Touche any fees for tax compliance, advice and planning.

All Other Fees. During the fiscal year ended December 31, 2003, the Corporation did not pay Deloitte & Touche any other fees not reported above. During the fiscal year ended December 31, 2004, the Corporation paid Deloitte & Touche $118,903 of consulting fees in connection with the implementation requirements of Section 404 of the Sarbanes - Oxley Act and $1,288 in connection with a review of the Corporation's accounting policies for overhead costs.

Audit Committee Pre-Approval Policy. The Audit Committee pre-approves the services provided to the Corporation by Deloitte & Touche in connection with the audit of the Corporation's annual financial statements, the review of the Corporation's quarterly financial statements and tax preparation and consultation. Management is not permitted to engage Deloitte & Touche for other audit or permitted non-audit services without the case-by-case pre-approval of the Audit Committee.. The Audit Committee approved all the services provided to the Corporation by Deloitte & Touche described above.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP.

         The Board recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2005 and authorization of the board of directors to set their remuneration.


PROPOSAL NO. 3 - APPROVAL OF ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN

         In ________, 2005, the Board approved, subject to shareholder approval, the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan (the "2005 Plan"), pursuant to which the Board (or subcommittee thereof) will be authorized to grant options and other incentive awards with respect to an aggregate of three million Common Shares. If the 2005 Plan is approved by shareholders, the authority of the Corporation to grant options with respect to the 834,500 Common Shares available under the 1996 Plan and the 1998 Plan shall cease. Under rules governing the Corporation's listing on the Nasdaq SmallCap Market, the Corporation is required to seek shareholder approval for the 2005 Plan. Such approval is also required in order for the Corporation to be able to grant incentive stock options under the 2005 Plan.

         The Board of the Corporation believes that the availability of stock options and other incentives is an important factor in the Corporation's ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. The Corporation has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Corporation.

Description of the 2005 Stock Incentive Plan

         The following summary of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan , a copy of which is available from the Corporation upon request.

Shares Reserved for Issuance Under the 2005 Plan. The Corporation has reserved a total of three million Common Shares for issuance under the 2005 Plan. The number and kind of shares available for grants under the 2005 Plan will be adjusted proportionately by the Board if the number of outstanding Common Shares is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification. As of March 17, 2005, the closing sale price of the Common Shares, as reported by the Nasdaq SmallCap Market, was $4.20 per share.

Types of Awards. The 2005 Plan authorizes the Board to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock and performance-based awards.

Eligibility. Grants under the 2005 Plan may, at the discretion of the Board, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Corporation or any parent or subsidiary of the Corporation. The Corporation currently has 8 directors, 27 employees and officers, and an indeterminable number of consultants and advisers who could be eligible to receive grants under the 2005 Plan.

Administration. The Board administers the 2005 Plan. Subject to the terms of the 2005 Plan, the Board may from time to time adopt and amend rules and regulations relating to the administration of the 2005 Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board necessary or desirable for the administration of the 2005 Plan. The Board may delegate to a committee of the Board any or all authority for administration of the 2005 Plan other than the right to amend or terminate the 2005 Plan.

Amendment and Termination of the 2005 Plan. The Board may amend the 2005 Plan at any time in any respect, subject to any legal or regulatory restriction. Except for changes in outstanding options in connection with changes in capital structure and Significant Transactions (as defined blow), no change in an option already granted may be made without the consent of the holder of the option. The 2005 Plan will terminate when all shares reserved for issuance under the 2005 Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board.

Description of Stock Options

         Options Terms. With respect to each option grant, the Board determines the number of shares subject to the option, the exercise price, the term of the option and the time or times at which the option may be exercised. At the time of the grant of an option or at any time thereafter, the Board may provide that an optionee who exercised an option to purchase Common Shares shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

         Exercise of Options. Except as described under "Termination of Employment, Disability or Death" below or as determined by the Board, an option may not be exercised unless, when exercised, the optionee is an employee of, or is providing service to, the Corporation or any subsidiary of the Corporation and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Corporation, parent or subsidiary or on account of illness or disability is not deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Board, vesting of options continues during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options is suspended during any other unpaid leave of absence.

         When exercising an option, the optionee must pay the full purchase price in cash or check unless the Board determines otherwise. Subject to the approval of the Board, which may be withheld for any or no reason, an optionee may pay for all or some of the shares with Common Shares of the Corporation valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash or other forms of consideration. The 2005 Plan permits the Board to accept promissory notes as consideration for stock options; however promissory notes are generally not sufficient consideration for the issuance of Common Shares under the CBCA.

         Termination of Employment, Disability or Death. Unless otherwise determined by the Board at any time, if an optionee ceases to be employed by or to provide service to the Corporation, any parent or subsidiary of the Corporation for any reason other than death or total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 30 days following the termination date, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination lapses.

         Unless otherwise determined by the Board, if the optionee's employment or service terminates because of total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 12 months after the date of termination, but only to the extent the option was exercisable on the date of termination.

         Unless otherwise determined by the Board, if an optionee dies while in the employment of or providing services to the Corporation or any parent or subsidiary of the Corporation, the option then held may be exercised by the optionee's legal heirs at any time prior to the earlier of its expiration date or 12 months after the date of death, but only if and to the extent the option was exercisable as of the date of death.

         Non-Transferability of Options. Unless otherwise determined by the Board at any time, each stock option granted under the 2005 Plan by its terms is nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

         Merger, Reorganization, Dissolution, Stock Split or Similar Event. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Corporation is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% of more of the Common Shares outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Corporation prior to the first such transfer (each, a "Significant Transaction"), the Board shall, in its sole discretion and to the extent possible under the structure of the Significant Transaction, select one of the following alternatives for treating outstanding options under the 2005 Plan:

         o Outstanding options shall remain in effect in accordance with their terms;

         o Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Corporation, that are the surviving or acquiring corporations in the Significant Transaction (with the amount, type of securities subject thereto and exercise price of the converted options being determined by the Board taking into account the relative values of the companies involved in the Significant Transaction)

         o The Board shall provide a period at least 10 days before the completion of the Significant Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate. (The Board may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.)

In the event of the dissolution of the Corporation, options will be treated as provided in the immediately preceding paragraph.

Stock Bonuses and Restricted Stock.

         The Board may award Common Shares under the 2005 Plan as stock bonuses or as restricted stock. Shares awarded as a bonus or as restricted stock are subject to the terms, conditions and restrictions determined by the Board, including restrictions concerning transferability and forfeiture of the shares awarded. The Board may require the recipient to sign an agreement as a condition of the award, which agreement shall contain any terms, conditions, restrictions, representations and warranties required by the Board. The certificates representing the shares shall bear any legends required by the Board.

Performance-based Awards.

         Under the 2005 Plan, the Board may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code (the "Code") and regulations thereunder. Performance-based awards shall be denominated at the time of grant either in Common Shares or in dollar amounts. Performance-based awards may be granted in whole or in part if the Corporation achieves written objective goals established by the Board over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Board. In addition to the requirement that participants satisfy certain performance goals, the Board may impose additional restrictions to payment under a performance-based award.

         No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 500,000 Common Shares or cash-based performance awards under which the aggregate amount payable exceeds $1,000,000.

United States Federal Income Tax Consequences

         The following is a general discussion of certain United States federal income tax consequences of stock options granted under the 2005 Plan. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction and does not include any tax consequences associated with any awards other than stock options. Furthermore, the discussion is based on the provisions of the Internal Revenue Code (the "Code") and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal tax consequences that may be relevant to a particular grantee, and is not intended as tax advice. Each grantee should consult his or her individual tax adviser.

Options

         Incentive Options. No income is recognized by the grantee of an incentive stock option upon the grant or timely exercise of the incentive stock option. Exercise of an incentive stock option may, however, give rise to taxable ordinary income to the optionee if the optionee subsequently engages in a "disqualifying disposition," as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price normally is an adjustment to alternative minimum taxable income and may result in the optionee having to pay federal alternative minimum tax for the year of exercise.

         A sale, exchange or disposition by an optionee of Common Shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such a sale, exchange or disposition (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of exercise of the incentive stock option, such sale or exchange will generally constitute a "disqualifying disposition" of the Common Shares.

         A disqualifying disposition will have the following results: any excess of (i) the lesser of (a) the fair market value of one Common Share at the time of exercise of the incentive stock option or (b) the amount realized on a disqualifying disposition of the Common Shares through sale; less (ii) the exercise price, will be ordinary income to the optionee, subject to applicable tax reporting requirements. Any further gain generally will qualify as capital gain, and will be long-term capital gain if the holding period for such Common Shares is more than one year from the date of exercise.

         Non-Incentive Options. Provided that the exercise price is not less than the fair market value of the underlying stock on the date of grant, no income is recognized by the grantee of a non-incentive stock option until the non-incentive option is exercised. When the non-incentive stock option is exercised, the optionee recognizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the fair market value of the shares subject to the non-incentive stock option at the time of exercise exceeds the exercise price. With respect to non-incentive options exercised by certain executive officers, the Corporation's deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees who are employees of the Corporation or an affiliate of the corporation. Upon the sale of shares acquired by exercise of a stock option, the optionee generally will recognize capital gain or loss measured by the difference between the sale proceeds and the fair market value of the shares on the date of exercise. That gain or loss will be long-term if shares have been held for more than one year.

Canadian Income Taxation

         If an optionee is a resident of the United States and not a resident of Canada, and if the optionee has not been employed in Canada, (i) neither the receipt nor the exercise of a stock option will give rise to federal Canadian income tax liability and (ii) the sale of the underlying Common Shares generally will not be subject to federal Canadian income tax unless (a) the optionee and the optionee's affiliates owned, at any time in the five year period before sale, 25% or more of the outstanding Common Shares, or (b) if the Common Shares are used in carrying on a business in Canada.

Restrictions on Transferability of Shares

         The Corporation is not obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the 2005 Plan unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Corporation may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the 2005 Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Corporation, in its sole discretion, deems necessary or desirable.

Securities Authorized for Issuance Under Equity Compensation Plans

         In addition to the existing 1996 Plan and 1998 Plan, the Corporation has an Employee Stock Purchase Plan ("ESPP") which allows employees to purchase common shares through payroll deductions when, as and if determined by our board of directors. The ESPP, which is a broadly-based plan open to all employees, other than executive officers, has not been approved by shareholders. The following table sets forth certain information with respect to compensation plans under which equity securities are authorized for issuance at December 31, 2004 (without giving effect to the approval of the 2005 Plan):


        ---------------------------------- -------------------- -------------------- -----------------------
                                                                                      Number of securities
                                                Number of                             remaining available
                                            securities to be                          for future issuance
                                               issued upon       Weighted-average         under equity
                                               exercise of       exercise price of     compensation plans
                                               outstanding          outstanding      (excluding securities
                                            options, warrants    options, warrants    reflected in column
                                               and rights           and rights                (a))
                  Plan Category                    (a)                  (b)                   (c)
        ---------------------------------- -------------------- -------------------- -----------------------
        Equity compensation  plans              3,293,700              $2.28              1,048,000(1)
        approved by security holders
        ---------------------------------- -------------------- -------------------- -----------------------
        Equity   compensation  plans  not
        approved by security holders              None                  N/A                 348,552
        ---------------------------------- -------------------- -------------------- -----------------------
                      Total                     3,293,700              $2.28               1,396,552
        ---------------------------------- -------------------- -------------------- -----------------------

(1) During the period January 1, 2005 through March 18, 2005, the Corporation granted to employees 213,500 options to purchase Common Shares.

If the 2005 Plan is approved by shareholders, the authority of the Corporation to grant options with respect to the 834,500 Common Shares currently available under the 1996 Plan and the 1998 Plan shall cease.

New Plan Benefits

         No awards have been granted under the 2005 Plan. The Corporation is unable to determine the amount of awards that may be granted in the future to its officers, directors or affiliates, inasmuch as grants of awards are subject to the discretion of the Board.

Vote Required for Approval and Recommendation by the Board

         The Board recommends a vote FOR approval of the 2005 Plan. The proposal to approve the 2005 Plan must be approved by the holders of at least a majority of the votes cast at the Meeting. Abstentions and broker nonvotes are counted for purposes of determining whether a quorum exists at the Meeting but are not counted and have no effect on the results of the vote.

         PROPOSAL NO. 4 - APPROVAL OF BYLAW AMENDMENT TO INCREASE QUORUM
                      REQUIREMENT FOR SHAREHOLDER MEETINGS

The Proposed Bylaw Amendment.

         Prior to September 30, 2004, Section 14 of the bylaws of the Corporation (the "Bylaws") provided that a quorum would be present at a meeting of the shareholders if two shareholders were present, in person or by proxy, at the shareholders meeting. On September 30, 2004, the Board approved an Bylaw amendment to the Bylaws (the "Bylaw Amendment") replacing the quorum requirement in Section 14 of the Bylaws with the following:

         A quorum of shareholders for the transaction of business is present at a meeting of shareholders if not less than 33 ? of the shares entitled to vote at the meeting are present in person or represented by proxy.

The Bylaw Amendment does not affect any other provisions of the Bylaws. The Bylaw Amendment was effective when adopted, and applies to the Meeting; however, under the CBCA, the Corporation is required to seek ratification of shareholders of any amendment to the Bylaws at the next shareholders meeting. If the Bylaw Amendment is not approved by the shareholders at the Meeting, it will cease to be effective.

Purpose and Effect of Bylaw Amendment.

         The purpose of the Bylaw Amendment is to increase the quorum requirement for shareholders meetings from two shareholders to a number of shareholders holding 33 ? of the shares entitled to vote at the shareholders meeting. The Board approved the Bylaw Amendment, and is recommending approval of the Bylaw Amendment to the shareholders of the Corporation, in order to comply with rules governing its listing on the Nasdaq SmallCap Market.

         Prior to September 30, 2004, the Corporation relied upon an exemption from the requirements of Nasdaq Stock Market Rule 4350(f). Nasdaq Stock Market Rule 4350(f) requires that each issuer have a minimum quorum requirement for its shareholders meetings of at least 33?% of the outstanding shares of its voting stock. Altair requested, and relied upon, the exemption from Nasdaq Stock Market Rule 4350(f) prior to September 30, 2004 on the basis that a greater quorum requirement would be contrary to generally accepted business practices in Canada and under the CBCA. In light of changes in rules and policies governing the NASDAQ SmallCap Market, the Corporation became concerned in 2004 that it would cease to qualify for the exemption it had previously received from Nasdaq Stock Market Rule 4350(f). In anticipation of that possibility, the Board approved the Bylaw Amendment in order to bring the quorum requirement set forth in the Bylaws into compliance with Nasdaq Stock Market Rule 4350(f).

Vote Required for Approval and Recommendation by the Board

         The Board recommends a vote FOR the proposed Bylaw Amendment. The Bylaw Amendment must be approved by the holders of at least a majority of the votes cast at the Annual Meeting. Abstentions and broker nonvotes are counted for purposes of determining whether a quorum exists at the Annual Meeting but are not counted in connection with, and have no effect on the results, of the vote.

                                  OTHER MATTERS

Proposals of Shareholders
-------------------------

         Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Meeting but failed to notify the Corporation of such intention prior to [45 days prior to mailing], then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2006, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's principal business office, 204 Edison Way, Reno, Nevada 89502, no later than [anniversary of 120 days prior to mailing]. If a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2006 calendar year, but fails to notify the Corporation of such intention prior to [anniversary of 45 days prior to mailing], then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Unless the Corporation has received contrary instructions, the Corporation intends to deliver only one copy of this Information Circular and one copy of the Annual Report for the year ended December 31, 2004 to multiple shareholders sharing the same address. Upon written or oral request, the Corporation will provide, without charge, an additional copy of such documents to each shareholder at a shared address to which a single copy of such documents was delivered. Shareholders at shared addresses that are receiving a single copy of such documents but wish to receive multiple copies, and shareholders at shared addresses that are receiving multiple copies of such documents but wish to receive a single copy, should contact Edward Dickinson, Chief Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief
Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

                                * * * * * * * * *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the __th day of April, 2005.

                          ALTAIR NANOTECHNOLOGIES INC.

                          /s/ Alan J. Gotcher
                         ------------------------------------------
                         Alan J. Gotcher, Chief Executive Officer

                                      PROXY
                          Altair Nanotechnologies Inc.
                   Annual and Special Meeting Of Shareholders

                                       on
                                  May 26, 2005

              This Proxy Is Solicited By The Board of Directors Of
                          Altair Nanotechnologies Inc.

         The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Alan J. Gotcher, Chief Executive Officer and director, or failing him, Edward Dickinson, Chief Financial Officer, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 26th day of May, 2005 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.
         The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favour of all nominees of the Board of Directors, in favour of the ratification of the appointment of auditors, in favour of the 2005 Stock Incentive Plan and in favour of the proposed bylaw amendment.
         This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date the definitive Information Circular and Proxy Statement of the Corporation was filed with the SEC and in such manner as such nominee in his judgement may determine.
         A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.
         To be valid, this proxy must be received by the transfer agent at 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.
         The nominees are directed to vote the shares represented by this proxy as follows:

         (1) ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:
              [ ] FOR all  nominees  listed  below  (except as marked to the contrary).
              [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.
              [ ] (INSTRUCTION:  To  withhold  authority  to  vote  for  any individual nominee, strike a line through the nominee's name in the list below.)

                       [to be added in definitive filing]

                               [See Reverse Side]

(2) Proposal to ratify the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2005 and to authorize the board of directors to fix their remuneration.
         [ ] FOR         [ ] AGAINST          [ ] WITHHOLD


(3)      Proposal to approve the Altair Nanotechnologies Inc. 2005 Stock
         Incentive Plan. [ ] FOR         [ ] AGAINST          [ ] WITHHOLD


(4)      Proposal  to  approve  the  Bylaw   Amendment   increasing  the  quorum
         requirement for shareholders meeting from two shareholders to 33 1/3% of the shares entitled to vote at the meeting.

         [ ] FOR         [ ] AGAINST          [ ] WITHHOLD


(5) At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date45 days before the date on which the Corporation first mailed proxy materials to shareholders.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED AT THE MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOR OF ALL NOMINEES OF THE BOARD OF DIRECTOR, AND IN FAVOUR OF RATIFICATION OF THE APPOINTMENT OF AUDITORS, THE APPROVAL OF THE 2005 STOCK INCENTIVE PLAN AND APPROVAL OF THE BYLAW AMENDMENT, ALL OF WHICH ARE SET FORTH IN THE ACCORPORATIONING CIRCULAR, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2005.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

(1) This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.
(2) A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.
(3) If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
(4) Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                          ALTAIR NANOTECHNOLOGIES INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the Reno Hilton, 2500 E. 2nd Street, Reno, Nevada 89502, Thursday, the 26th day of May 2005, at the hour of 10:00 o'clock in the morning (Pacific time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2004, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To ratify the appointment of the appoint auditors and to authorize the directors to fix their remuneration;

(4)      To  consider   and  vote  upon  the  proposal  to  approve  the  Altair
         Nanotechnologies Inc. 2005 Stock Incentive Plan.

(5) To consider and vote upon the proposal to approve a bylaw amendment increasing the quorum requirement for shareholders meeting from two shareholders to 33 ? of the shares entitled to vote at the meeting.

(6) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            This notice is accompanied by a form of proxy, a copy of the Circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2004, and a supplemental mailing list form.

         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the ____ day of May, 2005.


                                           BY:  ORDER OF THE BOARD

                                           (Sgd.)  Alan J. Gotcher
                                           -------------------------------------
                                           Chief Executive Officer